________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 30, 2006

GSR Mortgage Loan Trust 2006-9F
(Exact Name of Issuing Entity)
GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)
GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)
Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-132809	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000
None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of Mortgage Pass-Through Certificates, Series 2006-9F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132809) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,371,472,000 aggregate principal amount of the Class 1A-1, Class 2A-1, Class 3A-1, Class 4A-1, Class 4A-2, Class 4A-3, Class 4A-4, Class 4A-5, Class 5A-1, Class 5A-2, Class 5A-3, Class 5A-4, Class 6A-1, Class 6A-2, Class 7A-1, Class 8A-1, Class 9A-1, Class A-X, Class M-1, Class B-1, Class B-2 and Class B-3 Certificates (the “Publicly Offered Certificates”) on October 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 6, 2006, as supplemented by the Prospectus Supplement dated October 26, 2006, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of October 1, 2006, among GS Mortgage Securities Corp., as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A., as securities administrator and master servicer, Deutsche Bank National Trust Company, as custodian, and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, October 2006 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2. The “Certificates” consist of the Publicly Offered Certificates and the Class B-4, Class B-5, Class B-6, Class RC and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,379,058,850 as of October 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Sales of Securities and Use of Proceeds.

On October 30, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B4	$2,758,000
Class B5	$2,068,000
Class B6	$2,760,000
Class R	$0
Class RC	$0

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:
4.5.1
Master Servicing and Trust Agreement, dated as of October 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A. as securities administrator and master servicer, Deutsche Bank National Trust Company, as custodian, and U.S. Bank National Association, as Trustee

4.5.2	Standard Terms to Master Servicing and Trust Agreement (October 2006 Edition)
4.5.3
Trust Agreement for Exchangeable Certificates, dated as of October 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator

4.6	Form of Publicly Offered Certificates
99.1
Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2005, between Goldman Sachs Mortgage Company (“GSMC”), as purchaser, and Bank of America, National Association (“Bank of America”) as servicer

99.2	Amendment No. 1, dated August 1, 2006, to the Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2005 between GSMC, as purchaser, and Bank of America, as servicer
99.3
Regulation AB Compliance Addendum, dated March 15, 2006, to the Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2005 between GSMC, as purchaser, and Bank of America, as servicer

99.4	Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide Home Loans, Inc. (“Countrywide”), as seller
99.5	Servicing Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide Home Loans Servicing LP (“Countrywide Servicing”), as servicer

99.6	Amendment Reg AB, dated as of January 1, 2006, to the Master Mortgage Loan Purchase Agreement and the Servicing Agreement each dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide
99.7
Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, between GSMC, as purchaser, and National City Mortgage Co. (“National City”), as seller and servicer

99.8	Amendment No. 1 to Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of July 24, 2006, between GSMC, as purchaser, and National City, as seller and servicer
99.9	Amendment No. 2 to Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of August 9, 2006, between GSMC, as purchaser, and National City, as seller and servicer
99.10	Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of May 1, 2006, between GSMC, as purchaser, and PHH Mortgage Corporation (“PHH”), as seller
99.11	Amendment No. 1, August 1, 2006, to the Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of, May 1, 2006 between GSMC, as purchaser, and PHH, as seller
99.12	The Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of December 1, 2005, between GSMC as purchaser and SunTrust Mortgage, Inc. (“SunTrust”), as seller and servicer
99.13
Amendment No. 1, dated as of July 1, 2006, to the Amended and Restated Flow Seller’s Warranties Servicing Agreement dated as of December 1, 2005, between GSMC as purchaser and SunTrust, as seller and servicer

99.14	Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2003, among Washington Mutual Bank, FA, Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser
99.15
First Amendment, dated as of October 1, 2004, to the Mortgage Loan Purchase Agreement dated as of December 1, 2003, among Washington Mutual Bank, FA, Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.16
Regulation AB Amendment, dated as of April 1, 2006, to the Mortgage Loan Purchase Agreement dated as of December 1, 2003, among Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.17	Servicing Agreement, dated as of December 1, 2003, between Washington Mutual Bank, FA, as Servicer and GSMC, as Owner

99.18	First Amendment, dated October 1, 2004, to Servicing Agreement dated as of December 1, 2003, between Washington Mutual Bank, FA, as Servicer and GSMC, as Owner
99.19	Regulation AB Amendment, dated as of April 1, 2006, to the Servicing Agreement dated as of December 1, 2003, between Washington Mutual Bank, as Servicer and GSMC, as Owner
99.20	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and Bank of America, as seller and servicer
99.21
Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee, and Bank of America, as seller and servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.22	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, by and among GSMC, the Depositor and Countrywide Servicing, as servicer
99.23	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, by and among GSMC, the Depositor and Countrywide, as seller
99.24
Assignment, Assumption and Recognition Agreement dated as of October 1, 2006, by and among the Depositor, the Trustee, Countrywide Home Loans, Inc., as seller, and Countrywide Servicing, as servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.25	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and National City, as servicer
99.26	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee, and National City, as servicer, and as acknowledged by Wells Fargo Bank, N.A.
99.27	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and PHH, as seller and servicer.
99.28	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee and PHH, as seller and servicer and as acknowledged by Wells Fargo Bank, N.A.
99.29	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and SunTrust, as seller and servicer
99.30	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee, and SunTrust, as seller and servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.31	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and Washington Mutual Bank, as seller and servicer.
99.32
Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee and Washington Mutual Bank, as seller and servicer and as acknowledged by Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:  /s/ M. Gill
Name: M. Gill
Title: Vice President

Dated: November 13, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.5.1
Master Servicing and Trust Agreement, dated as of October 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A. as securities administrator and master servicer, Deutsche Bank National Trust Company, as custodian, and U.S. Bank National Association, as Trustee

4.5.2	Standard Terms to Master Servicing and Trust Agreement (October 2006 Edition)
4.5.3
Trust Agreement for Exchangeable Certificates, dated as of October 1, 2006, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator

4.6	Form of Publicly Offered Certificates
99.1
Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2005, between Goldman Sachs Mortgage Company (“GSMC”), as purchaser, and Bank of America, National Association (“Bank of America”) as servicer

99.2	Amendment No. 1, dated August 1, 2006, to the Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2005 between GSMC, as purchaser, and Bank of America, as servicer
99.3
Regulation AB Compliance Addendum, dated March 15, 2006, to the Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2005 between GSMC, as purchaser, and Bank of America, as servicer

99.4	Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide Home Loans, Inc. (“Countrywide”), as seller
99.5	Servicing Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide Home Loans Servicing LP (“Countrywide Servicing”), as servicer
99.6	Amendment Reg AB, dated as of January 1, 2006, to the Master Mortgage Loan Purchase Agreement and the Servicing Agreement each dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide
99.7
Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, between GSMC, as purchaser, and National City Mortgage Co. (“National City”), as seller and servicer

99.8	Amendment No. 1 to Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of July 24, 2006, between GSMC, as purchaser, and National City, as seller and servicer
99.9	Amendment No. 2 to Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of August 9, 2006, between GSMC, as purchaser, and National City, as seller and servicer
99.10	Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of May 1, 2006, between GSMC, as purchaser, and PHH Mortgage Corporation (“PHH”), as seller
99.11	Amendment No. 1, August 1, 2006, to the Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of, May 1, 2006 between GSMC, as purchaser, and PHH, as seller
99.12	The Amended and Restated Flow Seller’s Warranties and Servicing Agreement, dated as of December 1, 2005, between GSMC as purchaser and SunTrust Mortgage, Inc. (“SunTrust”), as seller and servicer
99.13
Amendment No. 1, dated as of July 1, 2006, to the Amended and Restated Flow Seller’s Warranties Servicing Agreement dated as of December 1, 2005, between GSMC as purchaser and SunTrust, as seller and servicer

99.14	Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2003, among Washington Mutual Bank, FA, Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser
99.15
First Amendment, dated as of October 1, 2004, to the Mortgage Loan Purchase Agreement dated as of December 1, 2003, among Washington Mutual Bank, FA, Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.16
Regulation AB Amendment, dated as of April 1, 2006, to the Mortgage Loan Purchase Agreement dated as of December 1, 2003, among Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.17	Servicing Agreement, dated as of December 1, 2003, between Washington Mutual Bank, FA, as Servicer and GSMC, as Owner
99.18	First Amendment, dated October 1, 2004, to Servicing Agreement dated as of December 1, 2003, between Washington Mutual Bank, FA, as Servicer and GSMC, as Owner
99.19	Regulation AB Amendment, dated as of April 1, 2006, to the Servicing Agreement dated as of December 1, 2003, between Washington Mutual Bank, as Servicer and GSMC, as Owner

99.20	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and Bank of America, as seller and servicer
99.21
Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee, and Bank of America, as seller and servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.22	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, by and among GSMC, the Depositor and Countrywide Servicing, as servicer
99.23	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, by and among GSMC, the Depositor and Countrywide, as seller
99.24
Assignment, Assumption and Recognition Agreement dated as of October 1, 2006, by and among the Depositor, the Trustee, Countrywide Home Loans, Inc., as seller, and Countrywide Servicing, as servicer, and as acknowledged by Wells Fargo Bank, N.A.

99.25	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and National City, as servicer
99.26	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee, and National City, as servicer, and as acknowledged by Wells Fargo Bank, N.A.
99.27	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and PHH, as seller and servicer.
99.28	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee and PHH, as seller and servicer and as acknowledged by Wells Fargo Bank, N.A.
99.29	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and SunTrust, as seller and servicer
99.30	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee, and SunTrust, as seller and servicer, and as acknowledged by Wells Fargo Bank, N.A.
99.31	Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, GSMC and Washington Mutual Bank, as seller and servicer.
99.32
Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Depositor, the Trustee and Washington Mutual Bank, as seller and servicer and as acknowledged by Wells Fargo Bank, N.A.